UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 5, 2012

Date of Report

(Date of earliest event reported)

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39700 Eureka Drive

Newark, CA 94560

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On November 5, 2012, the Company’s Board of Directors approved the issue of up to $350,000 in convertible subordinated notes to its Chairman to be used for working capital purposes. The notes will be issued from time to time as funds are needed by the Company.

The notes are identical to the Notes issued on August 1, 2012 as reported on a Current Report on Form 8-K on August 3, 2012. The notes are two-year notes (“Notes”) that accrue interest at 8% and mature on August 1, 2014. Accrued interest is payable upon redemption. The notes and accrued interest may be redeemed after six months. The notes are convertible into common stock at the option of the holder at $2.44 per share as long as warrants previously issued to Hudson Bay Capital Master Fund are outstanding, or at the fair market value per share at the time each note is issued if the Hudson Bay Warrants are no longer outstanding. The Hudson Bay Capital Master Fund warrants expire on May 20, 2016. The Notes are secured by all of the assets of the Company and are subordinated to amounts outstanding under the Company’s working capital bank line of credit with Silicon Valley Bank.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of the Convertible Subordinated Note, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On November 6, 2012, Socket Mobile, Inc. issued a press release reporting its results for the three and nine months ended September 30, 2012. A copy of the press release is furnished as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the future unregistered sale of equity securities is incorporated by reference into this Item 3.02.

Securities to be issued upon conversion of the Notes into common stock will not be registered under the Securities Act. The securities issuable upon conversion of the Notes are being sold to accredited investors in reliance upon exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. These securities may not be offered or sold in the United States absent registration under, or an exemption from, the Securities Act and any applicable state securities laws.

Item 8.01 Other Events

On November 5, 2012, the Company’s Board of Directors approved, as one of a number of cost saving measures, the transfer of the Company’s listing on the OTCQX tier of the OTC Markets to the OTCQB tier of the OTC Markets. The Company also issued a letter addressed to its customers, vendors, developers and valued employees requesting their continued support. A copy of the letter is furnished as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Convertible Subordinated Note
99.1	Press release dated November 6, 2012
99.2	Letter to customers, vendors, developers and valued employees

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

By:	/s/ David W. Dunlap
Name: David W. Dunlap Vice President, Finance and Administration and Chief Financial Officer

Date: November 6, 2012

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Convertible Subordinated Note
99.1	Press release dated November 6, 2012
99.2	Letter to customers, vendors, developers and valued employees